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                                                                    EXHIBIT 10.1



                            CERTIFICATE OF AMENDMENT
                                       TO
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            AMERICAN HEALTHCORP, INC.



        The undersigned, being the Executive Vice President of Finance and Administration, Chief Financial Officer and Secretary of American Healthcorp, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

        The name of the corporation is "American Healthcorp, Inc." (the "Corporation").

        The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 20, 1991.

        This amendment to the Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation and duly executed by the undersigned as an authorized officer of the Corporation in accordance with Sections 242, 103 and 228 of the Law of the State of Delaware.

        Article FIRST of the Restated Certificate of Incorporation of the Corporation is hereby amended to read as follows:

         FIRST: The name of the corporation (hereinafter called the "Corporation") is American Heathways, Inc.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 25th day of January, 2000.


                                    AMERICAN HEALTHCORP, INC.



                                    By: /s/ Henry D. Herr
                                        ----------------------------------------
                                    Henry D. Herr
                                    Executive Vice President of Finance and
                                    Administration,
                                    Chief Financial Officer and Secretary